Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A2 for the period ended December 31, 2011 of Wellness Center USA, Inc., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew J. Kandalepas, Chief Executive Officer, Chairman, Principal Accounting Officer, Chief Financial Officer, and Director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: April 11, 2012

/s/ Andrew J. Kandalepas
Name: Andrew J. Kandalepas
Title: Chief Executive Officer, Chairman, Principal Accounting Officer, Chief Financial Officer, and Director Principal Executive Officer and Principal Financial Officer